UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2007

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Stock Option Cancellation Agreements. Effective January 4, 2007, Renovis, Inc. (the “Company”) entered into stock option cancellation agreements (“Cancellation Agreements”) with each of the following executive officers of the Company: Corey S. Goodman, Ph.D., President and Chief Executive Officer, Michael G. Kelly, Ph.D., Senior Vice President, Research and Development, John C. Doyle, Senior Vice President, Finance and Operations, and Chief Financial Officer, and Marlene F. Perry, Senior Vice President, Human Resources. The following description of the Cancellation Agreements is qualified in its entirety by reference to the terms of such agreements, the form of which is filed as Exhibit 10.1 hereto.

Under the terms of the Cancellation Agreements, upon payment from the Company of $0.001 per share, the par value of the Company’s common stock, each optionee surrendered to the Company for cancellation certain options to purchase Company common stock (“Options”) that had been previously granted to such optionee and thereby relinquished all right, title or interest in those Options. In aggregate, Options to purchase 1,005,000 shares are being cancelled. The shares reserved for issuance under the cancelled Options are immediately available for future grants to non-executive employees under the Company’s Amended and Restated Renovis, Inc. 2003 Stock Plan, as filed in Exhibit 10.3 on Form 8-K with the Securities and Exchange Commission on January 6, 2005, without shareholder approval in accordance with Rule 4350(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. and interpretative guidance issued thereunder. The Company plans to grant additional Options to non-executive employees utilizing the shares that become available as a result of the cancellations, in an effort to provide retention and performance incentives to those non-executive employees. The Company is under no obligation to grant future Options or other equity-based awards to the executive officers in connection with the cancellation of their Options.

2

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

3

(d) Exhibits

Exhibit No.	Description
10.1	Form of Stock Option Cancellation Agreement

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.

Date: January 5, 2007	By	/s/ John C. Doyle
	Name:	John C. Doyle
	Title:	Senior Vice President, Finance and Operations, & Chief Financial Officer

5